As Filed with the Securities and Exchange Commission on June 14, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2011 (June 8, 2011)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws.

On June 8, 2011, the Board of Directors of Monsanto Company approved amendments to the Company’s Bylaws, which changes are effective as of June 8, 2011.  The amendments revise Sections 3, 4, 5, 7, 8, 9, 10, 11, 13, 14, 17, 20, 30, 45, 53, 56 and 59 of the Company’s Bylaws.

Following is a summary of the principal features of the amendments, which provide as follows:

•	Shareowner meetings may be canceled, rescheduled or recessed, as well as adjourned or postponed (Sections 3 and 5);

•	A committee of the Board shall have authority to call shareowners meetings and to nominate directors (Sections 4 and 8);

•	Business to be brought before a shareowner meeting must be proper for shareowner action (Section 4);

•
The Board may establish dual record dates for a shareowner meeting—one record date for determining shareowners entitled to notice of the meeting and another for determining shareowners entitled to vote of the meeting (Sections 7 and 56);

•
The required vote for the approval of all proposals is the majority of votes cast, excluding abstentions and broker non-votes (this voting standard was previously required for the election of directors) (Section 11);

•	A committee of the Board of Directors may appoint another member of the Board of Directors to act in place of any absent or disqualified committee members (Section 30);

•	Determinations as to whether indemnification is proper shall be made in accordance with Section 145 of the General Corporate Law of Delaware (Section 59); and

•	The Company’s obligation to indemnify any person shall be reduced by any amounts collected by such person as indemnification or advancement from another entity or enterprise (Section 59).

In addition to the above changes, amendments were made related to:  (1) procedures for notices, shareowner proposals, the list of shareowners entitled to vote, and the conduct of a shareowner meeting, including adjournment thereof, inspectors of election and the secretary thereof (Sections 3, 4, 5, 7, 8, 9, 10, 13 and 14); (2) the term of office of a director appointed to fill a vacancy (Section 17); (3) procedures for notice of Board meetings (Section 20); (4) maintenance of records by the Secretary (Section 45); (5) the authority of officers of the Company to act on behalf of the Company with respect to its ownership of interests in another company or entity (Section 53); (6) record dates (Section 56); and (7) indemnification (Section 59).

The above description is qualified in its entirety by reference to the amended Bylaws which, along with a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.2(i) and 3.2(ii), respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

The following documents are filed as exhibits to this report:

Exhibit 3.2(i)	Monsanto Company Bylaws, as amended effective June 8, 2011
Exhibit 3.2(ii)	Monsanto Company Bylaws, marked to show amendments effective as of June 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2011

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods
Name:	Jennifer L. Woods
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.2(i)	Monsanto Company Bylaws, as amended effective June 8, 2011
3.2(ii)	Monsanto Company Bylaws, marked to show amendments effective as of June 8, 2011

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